THE CHINA FUND, INC. (CHN)
The Martin Currie
Shanghai team
IN BRIEF

Net asset value per share	US$	35.10
Market price	US$	30.52
Premium/(discount)		(13.05%)
Fund size	US$	637.2	m
Source: State Street Bank and Trust Company

At 30 June 2008	US$ returns

	China Fund NAV	MSCI Golden Dragon*
	%	%
One month	(11.7)	(11.5)
Year to date	(21.5)	(19.4)
One year	2.3	(1.9)
Three years %pa	32.3	18.3
Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company. NAV performance.

*	Source for index data: MSCI.
MANAGER’S COMMENTARY
Martin Currie acts as portfolio manager of The China Fund, Inc. (“Fund”). This commentary is the opinion of Martin Currie Inc.
‘Contradiction’ was one of Mao Zedong’s favourite words. Several contradictions are now evident in China’s financial markets. After a steady move towards a market-orientated economy over the past decade, 2008 has seen several backward steps. Price controls now cover an increasing number of sectors — including fuel, electricity, steaming coal, some foodstuffs and fertilizers. Despite being listed, with minority shareholders and managements with options, state-owned companies are asked to sacrifice their profits in the greater interest. There was a small concession in June when fuel and electricity prices were raised, but the rises are inadequate to cover higher costs and reflect a heavy subsidy for consumers at the expense of shareholders. In the banking system, conversely, the government sets rates to allow banks a wide interest-rate spread, forcing the consumer to accept a real deposit rate of -4%.
As government intervention in the wider economy increases, it seems to be decreasing in the stockmarket. Whereas in recent years the China Securities Regulatory Commission seemed keen to micro-manage the market, this year it has adopted a laissez-faire attitude, showing little concern as the market fell 48% in the first half. The authorities are still merrily approving initial public offerings, which draw funds from the secondary market. At the same time the government has granted hardly any new quota to foreign investors, preferring, it seems, to scare off the little foreign investment it has already attracted (well below 1% of market cap) through aggressive regulation and visa changes which smack of xenophobia.
What’s going on? Perhaps all of this can be ascribed simply to a pre-Olympic madness, or paranoia induced by a steady stream of catastrophes (snowstorm, earthquake, floods and Tibetan revolt). Perhaps, more worryingly, it might be due to the new faces in charge after the politburo change of last October. Whatever the cause, it forms an unsettling backdrop at a time when a downturn in the global economy calls for the surest hand on the tiller.
Consumer price inflation moderated to 7.7% in May (food +19.9%, non-food +1.7%) and looks likely to have fallen further in June, based on a slight decline in food prices. However, it is difficult to believe that inflation will fall far in the next few months, as non-food inflation will accelerate when price controls are eased (as they must be). Export growth appeared strong in May (+28%), but this was flattered by inflation and the three extra working days in the month (the long May Day holiday was discontinued this year). Export growth seems likely to decelerate, raising worries about growth, making further interest rate rises even less likely and reducing the potential for renminbi appreciation.
INVESTMENT STRATEGY
The Fund is 95.7% invested with holdings in 73 companies.
Our heavy weighting (29.9%) in Taiwan dragged performance down in June. Since President Ma got to his feet to give his inaugural address on 20 May, the Taiwanese market has collapsed by nearly 20%, with China plays bearing the brunt of the fall. It is difficult to explain why, beyond the general malaise in world markets. Progress on cross-strait ties has been good: the first direct flights will start this weekend, tours from China are booked out and the new chairman of the Securities and Futures Commission is negotiating for Chinese capital to be allowed into the Taiwanese market. The market is cheap (our portfolio is on 12x with 5% yield) so we intend to maintain our position.

In June we took profits on ZTE, which makes telecom equipment, into excitement about telecom restructuring. We cut our losses on Ping An Insurance ahead of what will be poor results, due to the continued fall in the A-share market. On the buy side, we added to our interest in healthcare (hospital consumables manufacturer Weigao and central research organization Wuxi PharmTech) and energy (land-rig-maker Honghua and coking-coal miner Fushan).
Chris Ruffle, Martin Currie Inc*
The managers in a branch of Huiyin, the Fund’s largest unlisted holding (through Queenbury Investment: see last month’s stock focus).

*	Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie.
MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products.
HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM or its affiliates on a full time basis with the same roles and responsibilities as if they were full time employees.

30 JUNE 2008
FUND DETAILS

Market cap	US$554.1m
Shares outstanding	18,153,740
Exchange listed	NYSE
Listing date	July 10, 1992
Listed and direct investment manager	Martin Currie Inc
Source: State Street Bank and Trust Company.
SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon
Consumer discretionary	16.9%	4.5%
Industrials	16.4%	9.3%
Financials	14.8%	33.2%
Consumer staples	13.3%	1.5%
Healthcare	10.7%	—
Information technology	7.0%	19.3%
Energy	6.6%	9.3%
Materials	6.0%	7.2%
Utilities	2.5%	4.3%
Telecommunications	1.5%	11.4%
Other assets & liabilities	4.3%	—
Total	100.0%	100.0%
Source: State Street Bank and Trust Company. Source for index data: MSCI
ASSET ALLOCATION
Source: State Street Bank and Trust Company

PERFORMANCE	(US$ RETURNS)

	NAV	Market price
	%	%
One month	(11.7)	(13.2)
Year to date	(21.5)	(19.7)
Three years %pa	32.3	21.8
Past performance is not a guide to future returns.
Three year returns are annualiosed.
Source: State Street Bank and Trust Company
DIRECT INVESTMENTS (10.1%)

Queenbury Investment	Industrials	6.0%
Qingdao Bright Moon	Industrials	1.1%
China Silicon	Information technology	1.0%
Highlight Tech	Industrials	0.9%
Wuxi Paiho	Industrials	0.6%
Sino-Twinwood	Information technology	0.5%
teco Optronics	Information technology	—
15 LARGEST HOLDINGS (39.4%)

Queenbury Investment	Industrials	6.0%
Chaoda Modern Agriculture	Consumer staples	4.1%
Far Eastern Department Stores	Consumer discretionary	3.0%
Yuanta Financial	Financials	2.9%
Xinao Gas	Utilities	2.5%
China Development Financial	Financials	2.4%
Wumart Stores	Consumer staples	2.2%
Uni-President Enterprises	Consumer staples	2.2%
Daqin Railway	Industrials	2.1%
Mindray Medical International	Healthcare	2.1%
Fubon Financial Holdings	Financials	2.0%
China Oilfield Services	Energy	2.0%
Shandong Weigao Group	Healthcare	2.0%
Powertech Technology	Information technology	2.0%
China Metal Products	Materials	1.9%
Source: State Street Bank and Trust Company.

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa
The China Fund, Inc.	(11.7)	(8.2)	(21.5)	2.3	32.3	26.7	12.4
MSCI Golden Dragon	(11.5)	(6.0)	(19.4)	(1.9)	18.3	21.6	n/a
Hang Seng Chinese Enterprise	(15.6)	(4.1)	(28.0)	(3.0)	33.5	33.6	n/a
Shanghai Stock Exchange 180	(21.6)	(23.2)	(44.5)	(16.7)	53.9	21.7	n/a
Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company. Launch date 10 July 1992. Three year, five year and since launch returns are all annualised.
Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2008 Bloomberg LP for the Hang Seng Chinese Enterprise and the Shanghai Stock Exchange 180. For a full description of each index please see the index descriptions section.

PERFORMANCE IN PERSPECTIVE
Past performance is not a guide to future returns.
Source: Martin Currie Inc as at 30 June 2008.
THE CHINA FUND INC. PREMIUM/DISCOUNT
Past performance is not a guide to future returns.
Source: Martin Currie Inc as at 30 June 2008.
10 YEAR DIVIDEND HISTORY CHART

Total	0.50	0.08	0.11	0.00	0.13	0.21	1.78	3.58	2.51	4.01	12.12
Income	0.50	0.08	0.11	0.00	0.13	0.06	0.07	0.20	0.22	0.30	0.28
Long-term capital	0.00	0.00	0.00	0.00	0.00	0.00	0.67	3.27	2.29	2.73	9.00
Short-term capital	0.00	0.00	0.00	0.00	0.00	0.15	1.04	0.11	0.00	0.98	2.84

Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company.

30 JUNE 2008

Sector	Company (BBG ticker)		Price		Holding	Value $	% of portfolio
Hong Kong							23.6%
Chaoda Modern Agriculture	682	HK	HK$	9.8	20,633,998	26,040,097	4.1%
Xinao Gas	2688	HK	HK$	13.4	9,286,000	15,934,884	2.5%
Huabao International	336	HK	HK$	7.4	12,790,000	12,138,538	1.9%
Golden Meditech	8180	HK	HK$	2.6	35,040,000	11,819,088	1.9%
Shangri-La Asia	0069	HK	HK$	18.2	4,141,555	9,667,160	1.5%
China Shineway Pharmaceutical	2877	HK	HK$	5.8	11,184,000	8,462,785	1.3%
China Huiyuan Juice	1886	HK	HK$	4.9	13,000,500	8,169,966	1.3%
Ports Design	589	HK	HK$	22.3	2,678,500	7,660,562	1.2%
TPV Technology	903	HK	HK$	4.1	12,728,000	6,627,509	1.0%
Natural Beauty Bio-Technology	157	HK	HK$	1.6	32,780,000	6,516,355	1.0%
Tianjin Development	0882	HK	HK$	5.0	8,440,000	5,358,112	0.8%
SPG Land	1688	HK	HK$	3.7	11,037,000	5,294,034	0.8%
Anta Sports	2020	HK	HK$	6.1	6,734,000	5,276,895	0.8%
Intime Department Store Group	1833	HK	HK$	4.3	8,778,000	4,829,665	0.8%
Yorkey Optical International	2788	HK	HK$	1.6	16,424,000	3,454,513	0.6%
China Rare Earth	769	HK	HK$	1.5	15,254,000	2,973,661	0.5%
China Travel International	0308	HK	HK$	2.1	10,982,000	2,971,858	0.5%
Fushan International Energy	639	HK	HK$	6.0	3,840,000	2,954,926	0.5%
Chinasoft International	8216	HK	HK$	1.1	19,230,000	2,762,240	0.4%
Honghua Group	196	HK	HK$	3.4	1,760,000	756,173	0.1%
Ocean Grand Chemicals	2882	HK	HK$	0.3	17,379,000	690,956	0.1%
Arcontech	8097	HK		—	18,386,000	—	—

China ‘B’ Shares							0.8%
Shanghai Lujiazui Finance	900932 SHA		US$	1.3	4,047,805	5,464,537	0.8%

Singapore							2.7%
China Fishery Group	CFG SP		SG$	1.7	6,068,000	7,580,263	1.2%
Hsu Fu Chi International	HFCI SP		SG$	1.1	8,409,000	6,673,564	1.1%
CDW	CDW SP		SG$	0.1	60,000,000	2,865,856	0.4%

Hong Kong ‘H’ shares							10.9%
Wumart Stores	995	HK	HK$	7.1	15,126,000	13,773,571	2.2%
China Oilfield Services	2883	HK	HK$	14.0	7,132,000	12,805,704	2.0%
Shandong Weigao Group	8199	HK	HK$	11.3	8,832,000	12,777,099	2.0%
ZTE Corp	763	HK	HK$	37.4	1,980,360	9,499,043	1.5%
Zijin Mining	2899	HK	HK$	6.6	10,408,000	8,850,034	1.4%
Bank of China	601988	CH	HK$	3.5	13,103,000	5,831,286	0.9%
China Shenhua Energy	1088	HK	HK$	30.6	1,450,000	5,690,541	0.9%
China Railway Group	390	HK	HK$	5.8	504	376	0.0%

Taiwan							29.9%
Far Eastern Department Stores	2903	TT	NT$	32.3	17,630,080	18,760,966	3.0%
Yuanta Financial	2885	TT	NT$	21.3	26,413,545	18,492,005	2.9%
China Development Financial	2883	TT	NT$	12.3	36,871,940	14,880,943	2.4%
Uni-President Enterprises	1216	TT	NT$	36.5	11,447,220	13,765,477	2.2%
Fubon Financial	2881	TT	NT$	31.0	12,603,000	12,871,644	2.0%
Powertech Technology	6239	TT	NT$	106.5	3,581,100	12,565,056	2.0%
China Metal Products	1532	TT	NT$	45.0	8,392,675	12,428,779	1.9%
Cathay Financial	2882	TT	NT$	66.0	5,708,370	12,412,362	1.9%
Synnex Technology	2347	TT	NT$	62.5	4,738,050	9,756,140	1.5%
Taiwan Secom	9917	TT	NT$	57.7	4,738,000	9,006,774	1.4%
Lien Hwa Industrial	1229	TT	NT$	16.8	15,161,855	8,391,894	1.3%
Tripod Technology	3044	TT	NT$	75.9	3,163,083	7,909,531	1.2%
Ruentex Development	9945	TT	NT$	23.6	9,477,000	7,352,925	1.2%
Wah Lee Industrial	3010	TT	NT$	55.8	3,998,856	7,351,371	1.2%
FamilyMart	5903	TT	NT$	53.3	3,777,652	6,633,573	1.0%
HannStar Display	6116	TT	NT$	11.1	17,900,000	6,516,489	1.0%
Merry Electronics	2439	TT	NT$	54.0	3,584,340	6,376,779	1.0%
Yieh United Steel	9957	TT	NT$	13.0	11,379,600	4,873,812	0.8%

United Kingdom							1.3%
China Medical System Holdings	CMSH	LN		£1.2	3,623,188	8,330,643	1.3%

United States							5.7%
Mindray Medical International	MR	US	US$	37.3	367,000	13,696,440	2.1%
The9	CMED	US	US$	22.6	356,200	8,042,996	1.3%
Far East Energy	FEEC	US	US$	0.7	10,974,134	7,572,153	1.2%
WuXi PharmaTech Cayman	WX	US	US$	20.3	341,141	6,925,162	1.1%

Sector	Company (BBG ticker)	Price		Holding	Value $	% of portfolio
Equity linked securities (‘A’ shares)						10.7%
Daqin Railway		US$	2.0	6,907,000	13,717,302	2.1%
Qinghai Salt Lake Potash		US$	12.9	887,909	11,414,958	1.8%
China Yangtze Power		US$	2.1	4,169,077	8,909,317	1.4%
Shanghai Zhenhua Port Machinery		US$	1.5	4,462,752	6,752,144	1.1%
Finance Street		US$	1.1	5,743,906	6,157,467	1.0%
China Vanke		US$	1.3	4,533,840	5,962,000	0.9%
Wuliangye Yibin		US$	2.7	2,200,000	5,882,800	0.9%
Shanghai Tunnel Engineering		US$	1.2	4,439,247	5,371,489	0.8%
Shanghai International Airport		US$	2.3	1,816,700	4,200,210	0.7%

Direct						10.1%
Queenbury Investment		US$	85466.7	450	38,459,700	6.0%
Qingdao Bright Moon		US$	0.2	31,827,172	7,001,978	1.1%
China Silicon		US$	238.0	27,418	6,525,484	1.0%
Highlight Tech		US$	1.8	3,366,893	5,993,070	0.9%
Wuxi Paiho		US$	0.3	11,734,701	3,679,990	0.6%
Sino-Twinwood		US$	6.1	500,000	3,050,000	0.5%
teco Optronics			—	1,861,710	—	—

Other assets & liabilities					27,030,160	4.3%
INDEX DESCRIPTIONS
MSCI Golden Dragon Index
The MSCI Golden Dragon is a free float-adjusted market capitalisation index that is designed to measure equity market performance in the China region. As of May 2005 the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.
Hang Seng China Enterprise Index
The Hang Seng China Enterprise Index is a capitalisation-weighted index comprised of state-owned Chinese companies (H-shares) listed on the Hong Kong Stock Exchange and included in HSMLCI index.
Shanghai Stock Exchange 180 Index
The Shanghai Stock Exchange 180 ‘A’ Share Index is a capitalisation-weighted index. The index tracks the daily price performance of the 180 most representative ‘A’ share stocks listed on the Shanghai Stock Exchange.
OBJECTIVE
The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.
The Board of Directors of the Fund has adopted an operating policy of the Fund, effective 30 June 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organised in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.
The Fund is subject to the Investment Company Act of 1940 which limits the means in which it can access the ‘A’ share market. The Fund will continue to seek the most efficient way in which to increase its ‘A’ share exposure ensuring ongoing compliance with its legal and regulatory obligations.
CONTACTS
The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette, 6th Floor
PO Box 5049
Boston, MA 02206-5049
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of the China Fund Inc (the Fund). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.
Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to our China product. MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of our China funds. HMCL has seconded both Chris Ruffle and Shifeng Ke to MCIM or its affiliates on a full time basis with the same roles and responsibilities as if they were full time employees.
The Fund is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.
Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.
This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.
The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.
It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.
Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:
è	The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalisation, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

è	At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The China Securities Regulatory Commission (CSRC) is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests in the People’s Republic of China (‘PRC’) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and State Administration of Foreign Exchange (SAFE) wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

è	During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The Fund’s operations and financial results could be adversely affected by adjustments in the PRC’s state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

è	PRC’s disclosure and regulatory standards are in many respects less stringent than standards in certain Organisation for Economic Co-operation and Development (OECD) countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

è	The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund’s NAV.

è	The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US dollars will result in a corresponding change in the US dollar NAV.

è	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

è	The value of the Fund’s investment in any Quota will be affected by taxation levied against the relevant Qualified Foreign Institutional Investors (QFIIs) or in respect of investments held in the relevant Quotas. The PRC taxation regime that will apply to QFIIs and investments made in or through QFII quotas is not clear. The Investment Regulations are new and do not currently expressly contemplate the treatment of QFIIs and investment made through QFII Quotas.
Fund returns used in this document are calculated on the net asset value and therefore fall outside the scope of the GIPS standards.
Martin Currie Inc, registered in Scotland (no BR2575)
Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: (44) 131 229 5252 Fax: (44) 131 228 5959 www.martincurrie.com/china

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919
Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.
Please note: calls to the above numbers may be recorded.